UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2013

Radioio, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-27574	59-3350778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
475 Park Avenue South, 4th Floor, New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 486-3364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

On December 18, 2013, Triton Digital and Radioio, Inc. (“Radioio”) issued a press release announcing the upgrade of Radioio’s delivery quality and scalability of its Internet radio programming.  This upgrade is due to the delivery of Radioio’s Internet radio programming through Triton Digital.  A copy of the press release is filed herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release re: Radioio Delivers World-Class Scalable Internet Radio Music Solution with Triton Digital

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIOIO, INC.

December 23, 2013	By:	/s/ Zachary McAdoo
Zachary McAdoo
Chairman, President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release re: Radioio Delivers World-Class Scalable Internet Radio Music Solution with Triton Digital